UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005

POWER EFFICIENCY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31805	22-3337365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paradise Road, Suite 283, Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 697-0377

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

On September 15, 2005, the Board of Directors of the Registrant unanimously voted to recommend to the shareholders that the Articles of Incorporation be amended to increase the Registrant’s authorized shares of Common Stock from 50,000,000 shares to 100,000,000 shares.  On October 13, 2005, the Registrant received approval from a majority of the shareholders to amend the Articles of Incorporation to increase the Company’s authorized shares and filed the amendment with the state of Delaware.

Item 9.01.  Exhibits

Description of Document
3.1	Amendment to the Certificate of Incorporation of the Registrant dated October 13, 2005; filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER EFFICIENCY CORPORATION
(Registrant)
By:	/s/ Steven Strasser
Steven Strasser, CEO
Date: November 2, 2005